UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/10/2011

LIMELIGHT NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33508

Delaware	20-1677033
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

222 South Mill Avenue, 8th Floor
Tempe, AZ 85281
(Address of principal executive offices, including zip code)

(602) 850-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)        On August 30, 2011, Limelight Networks, Inc. ("Limelight"), together with Limelight Networks Germany GmbH, a German limited liability corporation (GesellschaftmitbeschrankterHaftung) and a wholly owned subsidiary of Limelight, entered into a Purchase Agreement to sell its EyeWonder rich media advertising unit to DG FastChannel, Inc. The transaction closed on September 1, 2011. In connection with the sale of EyeWonder, on September 10, 2011, John Vincent terminated his employment with Limelight and became Chief Operating Officer of EyeWonder. Mr. Vincent will remain a member of Limelight's board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT NETWORKS, INC.

Date: September 15, 2011	By:	/s/ Philip C. Maynard
Philip C. Maynard
Senior Vice President, Chief Legal Officer and Secretary